ACQUISITION AGREEMENT

THIS AGREEMENT made, in triplicate, as of the 31st day of July 2000.

BETWEEN:

ICL INTERNETWORK CONSULTANTS LIMITED, a body corporate incorporated pursuant to the laws of the Province of British Columbia, having its registered and records offices at 9400 Diamond Road, Richmond, British Columbia, Canada V7E 1P6

(hereinafter called the "Company")

OF THE FIRST PART

AND:

NORMAN TSE, of 9400 Diamond Road, Richmond, British
Columbia, Canada V7E 1P6

(hereinafter called the "Vendor Norman") and
KIM TSE, of 9400 Diamond Road, Richmond, British
Columbia, Canada V7E 1P6

(hereinafter called the "Vendor Kim")

("Vendor Norman" and "Vendor Kim" hereinafter collectively called the "Vendors")
OF THE SECOND PART

AND:

GLOBAL PACIFIC TELECOM INC., a body corporate incorporated pursuant to the laws of the Province of British Columbia, having its registered and records offices at 418 Main Street, Vancouver,
British Columbia Canada V6A 2T0
(hereinafter called the "Purchaser")
OF THE THIRD PAET

WHERES:
A. The Company is a company incorporated on the 21st day of February, 1994, under the laws of the Province of British Columbia with authorized capital of One Hundred Thousand (100,000) Common
Shares without par value and One Hundred Thousand
(100,000) Preference Shares with a par value of $1.00 each, of which twenty (20) Common Shares without par value, all allotted at $1.00 each, all paid and non-assessable, have been issued to the following shareholders;

(a) Vendor Norman		Ten (10) Common Shares; and
(b)  Vendor Kim         Ten (10) Common Shares.

B. The Company carries on business in the name of "ICL Internetwork Consultants Limited" on premises situated at 9400 Diamond Road, Richmond, British
Columbia (the "Business"); and there is no outstanding breach of any statutes, regulations or bylaws applicable to the Company or its operations, of which the Company has notice.

C. Company is the 100% owner of "Ecomcities.com", a web design, hosting and maintenance business and consequently owns all the software produced and other intellectual properties inherent therein and all the hardware package which are integral with the website "ecomcities.com". The list of existing hardware is hereunder attached as Appendix A and forms an integral part of this Acquisition
Agreement.

D.   The Vendor Norman is the President and a
Director of the Company; and the Vendor Kim is the Secretary and a Director of the Company.

E. The Purchaser is a company incorporated on the 24th day of November 1994, under the laws of the Province of British Columbia with authorized capital of One Hundred Million (100,000,000) Common
Shares without par value.

F. The Purchaser is desirous of purchasing all the issued and outstanding shares in the capital of the Company from the Vendor Norman and the Vendor
Kim.

G. The Purchaser is satisfied with its knowledge of the present financial position of the Company and its future prospects for success.

H.   The Purchaser is buying from the Vendor
Norman, and the Vendor Norman is selling to the Purchaser, ten (10) Common Shares without par value in the capital of the Company.

I. The Purchaser is buying from the Vendor Kim, and the Vendor Kim is selling to the Purchaser, ten
(10) Common Shares without par value in the capital of the Company.

J.   Vendor Norman and ICL's System Engineer Ben
Choi, (hereinafter collectively referred to as "Ben
Choi & eBusiness Solutions Inc.") shall enter into a Service Agreement with the Purchaser which is herewith attached a Appendix B and forms a Reference Document to this Acquisition Agreement.

NOW THEREFORE THIS AGGREEMENT WITNESSETH that in consideration of the premises and of the terms and covenants herein contained, the parties hereto agree one with the others as follows:

1. The Vendors warrant and represent to the Purchaser of the truthfulness of the statements of fact set forth in paragraphs A, B, C, D, H and I.

2. The Purchaser warrants and represents to the Vendor and the Company of the truthfulness of the statements of fact set forth in paragraphs E, F, G, H, and I.

3.   The Vendor Norman hereby sells to the
Purchaser, and the Purchaser hereby purchases from the Vendor Norman, ten (10) Common Shares without par value in the capital of the Company.

4.   The full purchase price for the said ten (10)
Common shares from the Vendor Norman is $25,000.00, payable by bank draft, plus Two Hundred Thousand
(200,000) Common Shares in the capital of the Purchaser.

5. The Vendor Kim hereby sells to the Purchaser, and the Purchaser hereby purchases from the Vendor
Kim, ten (10) Common Shares without par value in the capital of the Company.

6.   The full purchase price for the said ten (10)
Common shares from the Vendor Kim is $25,000.00 payable by bank draft, plus Two Hundred Thousand
(200,000) Common Shares in the capital of the Purchaser.

7.   The herein share sale and purchase is
completing on August 1, 2000.

8.   Upon execution of this Agreement, the
Purchaser shall pay to the Vendors a deposit of $5,000.00 each to be applied toward the purchase price for their respective shares in the capital of the Company.

9.   The corporate records and minute book of the
Company, all of which will have been provided to
the Purchaser, contain complete and accurate
minutes of all meetings of the directors and
shareholders of the Company held since its
incorporation, and original signed copies of all
resolutions and bylaws passed or affirmed by the
directors and shareholders of the Company other
than at a meeting.   All such meetings were duly
called and held.   The share certificates, register
of security holders, register of transfers and register of directors and any similar corporate records of the Company are complete and accurate.

10/   There are no shareholders' agreements, voting
trusts or other similar agreements with respect to the ownership or voting of any of the shares of the Company.

11.   The Vendor Norman agrees to resign as
President and Director of the Company.

12. The Vendor Kim agrees to resign as Secretary and Director of the Company.

13.   The Vendors agree to indemnify and save
harmless the Purchaser from any liabilities of the Company prior to the date of this Agreement.

14. The Vendors warrant and represent to the Purchaser to deliver the following on the Completion Date:
(a) a copy of the waiver from all members of the Company to the transfers of the herein shares to the Purchaser,
(b) a copy of the resolution of the Directors of the Company approving the transfers of shares and authorizing the delivery of the share certificate to the Purchaser,
(c) a copy of the resolution of the Directors of the Company appointing a director of the Purchaser to be a director of the Company;
(d)   a share certificate for twenty (20) Common
Shares registered in the name of the Purchaser.

16. Each party shall bear its own costs of this transaction.

17. The Company is not a non-resident of Canada within the meaning of the Income Tax Act.

18. The parties hereto covenant and agree with each other to do all such further and others acts as may be necessary to implement the provisions of this Agreement in accordance with its true intent and meaning.

19.   Unless otherwise indicated, all dollar
amounts referred to in this Agreement are in lawful money of Canada.

20.   This Agreement shall be governed by and
construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

21. The parties agree that the courts of the Province of British Columbia will have exclusive jurisdiction to determine all disputes and claims arising between the parties.

22. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals as of the day and year first above written.

THE COMMON SEAL of ICL INTERNETWORK CONSULTANTS
LIMITED was hereunto affixed in the presence of:

/s/Norman Tse
----------------------------------------------
Authorized Signatory

/s/Kim Tse
----------------------------------------------
Authorized Signatory



SIGNED SEALED AN DELIVERED by NORMAN TSE
In the presence of:

/s/----------------------
-----------------------------------------------
Witness

SIGNED SEALED AND DELIVERED
By KIM TSE
In the present of:
/s/ ---------------------
-----------------------------------------------
Witness

THE COMMON SEAL OF GLOBAL PACIFIC TELECOM INC. was hereunto affixed in the presence of

/s/Robin Young
----------------------------------------------
Authorized Signature




APPENDIX A

LIST OF ASETS OF
ICL INTERNETWORK CONSULTANTS LTD.

The ecomcities.com assets are as follow:

2 - UNIX based Web & Application Servers Email server, DNS servers, Database server Routers, switches
The Equipment Center includes:
   High Speed Redundant backbone
   Bandwidth: unlimited
   Primary and Secondary DNS
   24/7 Security
   UPS unit
   Backup systems

Software for UNIX Servers
FreeBSD
Apache Web Server
Sendmail Server
Supports the following mail formats:
   POP3, IMAP
   SMTP
   SSL over SMTP
   SASL and MHTML
FTP Server
Peri 5.004
PHP3
MySQL
FP 2000 extensions
Real Audio Server

ICL/ecomcities.com currently hosts solutions for clients with ecomcities own customized development software which will provide e-commerce, B2B E-mail, Database, Media Streaming, Shopping Cart and SSL
Server.

These turnkey solutions match leading packaged
application software in the market.   With
ecomcities own hosting expertise, businesses of all sizes will be able to leverage the latest Internet-enabled technologies.

This Appendix A forms an integral part of the Acquisition Agreement with Reference Code:
GP/ICL/082000.